EXHIBIT 21.01
SIGNIFICANT SUBSIDIARIES OF FEDERATED HERMES, INC.:

EMPEF GP Ltd, a Guernsey company
Federated Administrative Services, a Delaware statutory trust
Federated Administrative Services, Inc., a Pennsylvania corporation
Federated Advisory Services Company, a Delaware statutory trust
Federated Asset Management GmbH, a German company
Federated Equity Management Company of Pennsylvania, Delaware statutory trust
Federated Global Holdings LLC, a Delaware limited liability company
Federated Global Investment Management Corp., a Delaware corporation
Federated Hermes (UK) LLP, a United Kingdom limited liability partnership
Federated Hermes European Direct Lending Fund II GP, S.a.r.l., a Luxembourg company
Federated Holdings (UK) II Limited, a United Kingdom company
Federated Holdings (UK) Limited, a United Kingdom company
Federated International Holdings B.V., a Netherlands company
Federated International Management Limited, an Irish company
Federated International Securities Corp., a Delaware corporation
Federated Investment Counseling, a Delaware statutory trust
Federated Investment Management Company, a Delaware statutory trust
Federated Investors (Canada) Holdings, Inc., a Pennsylvania corporation
Federated Investors Asia Pacific Pty Ltd, an Australian company
Federated Investors Australia Services Ltd., an Australian company
Federated Investors Canada ULC, a British Columbia unlimited liability company
Federated Investors International Pte. Ltd., a Singapore holding company
Federated Investors Management Company, a Pennsylvania corporation
Federated Investors Trust Company, a Pennsylvania trust company
Federated MDTA LLC, a Delaware limited liability company
Federated MDTA Trust, a Massachusetts business trust
Federated Private Asset Management, Inc., a Delaware corporation
Federated Private Fund of One Trade Finance Partnership General Partner, LLC, a Delaware limited liability company
Federated Securities Corp., a Pennsylvania corporation
Federated Services Company, a Pennsylvania corporation
Federated Shareholder Services Company, a Delaware statutory trust
FII Holdings, Inc., a Delaware corporation
General Partner No.1 Ltd, a Scottish company
General Partner No.1–6 GP LLP, a United Kingdom company
General Partner No.2 Ltd, a Scottish company
GPE III General Partner LLP, a United Kingdom company
GPE III GP Ltd, a Scottish company
GPE III IP Ltd, a Scottish company
GPE Partner Ltd, a United Kingdom company
HBSS Acquisition Company, a Delaware corporation
Hermes Alternative Investment Management Limited, a United Kingdom company
Hermes Assured Limited, a United Kingdom company
Hermes BPK Coinvestment Trustees Limited, a United Kingdom company
Hermes Equity Ownership Services Limited, a United Kingdom company
Hermes European Equities Limited, a United Kingdom company
Hermes Fund Managers Ireland Limited, an Irish company
Hermes Fund Managers Limited, a United Kingdom company
Hermes Global Funds GP Limited, a Cayman Island company
Hermes GP Ltd, a United Kingdom company

Hermes GPE (Singapore) Pte. Ltd, a Singapore company
Hermes GPE (USA) Inc, a Delaware company
Hermes GPE 2011–2013 GP Ltd, a Scottish company
Hermes GPE Direct Co-invest IV GP LLP, a United Kingdom company
Hermes GPE Direct Co-invest V GP LLP, a United Kingdom company
Hermes GPE Founder Partner 2 Ltd, a Scottish company
Hermes GPE Founder Partner Ltd, a United Kingdom company
Hermes GPE Global Secondary GP LLP, a United Kingdom company
Hermes GPE Horizon Founder Partner GP LLP, a United Kingdom company
Hermes GPE Horizon GP LLP, a United Kingdom company
Hermes GPE Horizon II GP LLP, a United Kingdom company
Hermes GPE Infrastructure Founder Partner 2 Ltd, a United Kingdom company
Hermes GPE Infrastructure Founder Partner Ltd, a United Kingdom company
Hermes GPE Innovation Fund GP LLP, a United Kingdom company
Hermes GPE LLP, a United Kingdom company
Hermes GPE Ohio Sidecar GP LLP, a United Kingdom company
Hermes GPE Ohio Sidecar II GP LLP, a United Kingdom company
Hermes GPE PEC I GP LLP, a United Kingdom company
Hermes GPE PEC II GP LLP, a United Kingdom company
Hermes GPE PEC III GP LLP, a United Kingdom company
Hermes GPE PEC IV GP LLP, a United Kingdom company
Hermes Infrastructure (QG1) GP Ltd, a Guernsey company
Hermes Infrastructure (Spring I) GP Ltd, a Guernsey company
Hermes Infrastructure (Spring II) GP Ltd, a Guernsey company
Hermes Infrastructure (Spring III) GP LLP, a United Kingdom company
Hermes Infrastructure II GP LLP, a United Kingdom company
Hermes Infrastructure Spring FP GP Ltd, a United Kingdom company
Hermes Investment Management Ltd, a United Kingdom company
Hermes Investments (North America) Limited, a United Kingdom company
Hermes Pension Fund Management Limited, a United Kingdom company
Hermes Private Debt (Lux) I GP S.a.r.l., a Luxembourg company
Hermes Private Debt (Lux) II GP S.a.r.l., a Luxembourg company
Hermes Private Debt I GP Limited, a United Kingdom company
Hermes Private Equity Limited, a United Kingdom company
Hermes Real Estate Investment Management Limited, a United Kingdom company
Hermes Secretariat Limited, a United Kingdom company
Hermes Seoul GP, S.a.r.l., a Luxembourg company
Hermes Sourcecap Limited, a United Kingdom company
Hermes Stewardship North America Inc., a Delaware corporation
Hermes UOB SLP General Partner Ltd, a Scottish company
HGPE 2011–2013 GP LLP, a United Kingdom company
HGPE Capital GP LLP, a United Kingdom company
HGPE Capital Ltd, a United Kingdom company
HGPE GSF II General Partner Limited, a Guernsey company
HGPE Infrastructure Consulting LLP, a United Kingdom company
HGPE Infrastructure GP LLP, a United Kingdom company
HGPE Mallard General Partner Limited, a Jersey company
HIL GP Ltd, a Guernsey company
HIL Single Asset GP Ltd, a Guernsey company
HPE Environmental Innovation General Partner LLP, a United Kingdom company
HPE Environmental Innovation GP Ltd, a Scottish company
MEPC Limited, a United Kingdom company